UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2016

GORES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Letter Agreement

On August 10, 2016, Gores Holdings, Inc. (the “Company”) entered into a Letter Agreement (the “Letter Agreement”) with Gores Sponsor LLC (the “Sponsor”), as required by the Subscription Agreement, dated as of July 5, 2016, by and between the Company and the Sponsor (the “Subscription Agreement”). In connection with its registration obligations under the Subscription Agreement, the Company has agreed (i) to pay certain costs and reimburse certain expenses of the Sponsor in connection with underwritten offerings and (ii) to certain indemnification and contribution arrangements with the Sponsor.

The Letter Agreement may be terminated upon the earlier to occur of: (i) the termination of that certain Master Transaction Agreement, dated as of July 5, 2016, by and among the Company and the other parties thereto; (ii) upon the mutual written agreement between the Company and the Sponsor or (iii) at such time as the Sponsor no longer holds any Registrable Securities (as defined in the Subscription Agreement).

A copy of the Letter Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The disclosure set forth in this Section 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Letter Agreement.

Amended and Restated Insider Letter Agreement

On August 12, 2016, the Company amended and restated (the “Amendment”) the Insider Letter entered into in connection with the Company’s initial public offering (the “Insider Letter”), dated as of August 13, 2015, by and among the Company, the Sponsor, The Gores Group, LLC and each of the directors and officers of the Company (each, an “Insider” and collectively, the “Insiders”). The Amendment modifies the Insider Letter to permit (i) the Sponsor and each Insider to participate in the formation of, or become an officer or director of, another blank check company after the Company has entered into a definitive agreement regarding an initial business combination; provided that such other blank check company does not consummate an initial public offering prior to the closing of such initial business combination; (ii) the Sponsor and each Insider to transfer any Founder Shares (as defined therein) held by them beginning six months following completion of an initial business combination; and (iii) certain payments to affiliates in connection with identifying, investigating and completing an initial business combination, provided that no such payments become due or payable prior to completion of the initial business combination.

A copy of the Insider Letter Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The disclosure set forth in this Section 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Insider Letter Agreement.

Legend Information

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file a definitive proxy statement with the Securities and Exchange Commission (“SEC”). The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. The Company stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve the proposed transaction because these materials will contain important information about the proposed transaction. The definitive proxy statement will be mailed to the Company stockholders as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the definitive proxy statement once it is available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings, Inc., 9800 Wilshire Blvd., Beverly Hills, California 90212, email: jchou@gores.com, Attn: Jennifer Kwon Chou.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction. The Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 16, 2016. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to the Company stockholders in connection with the proposed transaction will be set forth in the definitive proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the definitive proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement and the proposed business combination contemplated thereby; (ii) the inability to complete the transactions contemplated by the Master Transaction Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Master Transaction Agreement; and (iii) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Exhibit

10.1	Letter Agreement, dated August 10, 2016, between the Company and Gores Sponsor LLC.

10.2	Amended and Restated Insider Letter Agreement, dated August 12, 2016, among the Company, its officers and directors, The Gores Group, LLC and Gores Sponsor LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings, Inc.

Date: August 15, 2016	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Letter Agreement, dated August 10, 2016, between the Company and Gores Sponsor LLC.

10.2	Amended and Restated Insider Letter Agreement, dated August 12, 2016, among the Company, its officers and directors, The Gores Group, LLC and Gores Sponsor LLC.